Prudential Series Fund
SP Small Cap Value Portfolio

Supplement dated February 17, 2012 to the Prospectus and Statement of Additional Information dated May 1, 2011

Effective immediately, Sean A. Butkus has been named a portfolio manager to the Prudential Series Fund SP Small Cap Value Portfolio (the “Portfolio”).

The following revisions are hereby made to the Prospectus and SAI to reflect Mr. Butkus’s service:

I.	The following is added to the “Management of the Portfolio” table in the Summary Section of the Prospectus:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Goldman Sachs Asset Management, L.P.	Sean A. Butkus	Vice President	February 2012

       II.     The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Mr. Butkus joined the Investment Adviser in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division’s management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP.

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts:”

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Sean A. Butkus	2/$2.794 billion	1/$16 million	11/$873 million 1/$157 million	None

Information is as of December 31, 2011.

PSFSUP3